Exhibit 99.4

Dear Callon Team,

I am excited to share with you that we announced this morning that Callon has entered into an agreement to acquire Carrizo Oil and Gas. This exciting transaction will create a premier oil and gas company with core oil-weighted assets in both the Permian Basin and Eagle Ford Shale. I encourage you to read more about the combination in the news release available here.

We have long respected Carrizo and believe our two companies are highly complementary. Like us, they are Houston-based and have been a publicly traded company for over 20 years. Carrizo is a deeply experienced resource play company, having drilled over 1,000 horizontal wells across its areas of operation in the Eagle Ford Shale in South Texas and the Delaware Basin in West Texas.

As a combined company, we will expand our presence in the Permian Basin to over 120,000 net acres and meaningfully add to our Delaware Basin position. While our principal focus remains in the Permian, we will also add an attractive position of almost 80,000 net acres in the Eagle Ford Shale. Here, the Carrizo team has built a highly efficient business unit that delivers repeatable results and robust cash flows that can help fuel our combined Permian operations.

By bringing together our two deep inventories of high return locations, we will drive differentiated growth for many years to come. Overall, we see this transaction accelerating our key corporate goals of enhanced capital efficiency and free cash flow growth with a strengthened financial position.

Upon closing of this transaction, the Callon executive team will continue to lead the organization and the company will remain headquartered in Houston. Callon and Carrizo have similar cultures – we are both grounded in strong values and a shared commitment to responsible operations, integrity and a drive to deliver results – and we expect the integration to be seamless.

We expect to complete the transaction during the fourth quarter of 2019. Until then, Callon and Carrizo will continue to operate as independent companies. It’s business as usual. Please continue to stay focused on safely running our business and delivering on our commitments for 2019.

I am looking forward to discussing this transaction with you further during an all-employee conference call today at 3:00pm. An Outlook invitation with dial-in details will be sent out later this morning. In addition, you are welcome to listen to our call with the investment community at 7:30am this morning. Details are available in the press release.

For more information, attached is a transaction summary sheet as well as FAQs that should address some of your initial questions. This transaction will likely generate interest from the media and other parties and it is important for Callon to speak with one voice. As always, please direct all media and investor inquiries to Mark Brewer, Director of Investor Relations.

The Board and management team at Callon are grateful for your efforts towards our continued success. The value you have created has enabled the company to succeed in a very competitive environment, and I am incredibly excited for the possibilities we have in front of us as a combined company. Thank you for all that you do for Callon.

Joe

No Offer or Solicitation

Communications in this communication do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communication in this communication do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

Additional Information and Where to Find It

In connection with the proposed transaction, Callon and Carrizo intend to file materials with the SEC, including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. After the Registration Statement is declared effective by the SEC, Callon and Carrizo intend to mail a definitive proxy statement/prospectus to stockholders of Callon and shareholders of Carrizo. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the Securities and Exchange Commission (the “SEC”) and send to Callon’s stockholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com.

Participants in the Proxy Solicitation

Callon, Carrizo and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

CALLON TO ACQUIRE CARRIZO

Callon Employee Frequently Asked Questions

July 15, 2019

1.	What are the details of the transaction?

•	Callon is acquiring Carrizo Oil & Gas in an all-stock transaction valued at $3.2 billion.

•	Following the close of the transaction, Callon shareholders will own 54% of the combined company, and Carrizo shareholders will own 46%.

2.	Who is Carrizo?

•	Like Callon, Carrizo is a Houston-based company focused on the development of Texas-based unconventional resources.

•	They are an experienced resource play company that has drilled over 1,000 horizontal wells across its areas of operation in the Eagle Ford Shale in South Texas and the Delaware Basin in West Texas.

•	Importantly, Carrizo is a strong cultural fit for Callon as they share our commitment to responsible operations, integrity and a drive to deliver results.

3.	What are the benefits of the combination?

•	As a combined company, we will create a premier oil-weighted mid-cap E&P company with scaled operations in both the Permian Basin and Eagle Ford Shale.

•	On a pro-forma basis, the combined company will have approximately 200,000 net acres across the Permian Basin and Eagle Ford Shale and would have produced over 100,000 BOEPD in 1Q 2019.

•	The transaction will be immediately accretive to key financial metrics, including free cash flow generation, and would accelerate the reduction of debt.

•

The combined company will benefit from substantial operational synergies including expanded large scale development, greater efficiencies from dedicated completion crews, and reduced production downtime from offsetting completion operations.

4.	Who will lead the combined company?

•

Following the close of the transaction, the combined company will be led by Callon’s executive management team. The Board of Directors of the combined company will consist of 11 members, including Callon’s eight current Board members and three to be appointed from the Board of Carrizo.

5.	When will the transaction be completed? What is required in order to close the transaction?

•

We expect the transaction to close in the fourth quarter of 2019. It is subject to approval by both companies’ shareholders and the satisfaction of customary closing conditions including regulatory approvals.

•	Prior to closing, both Callon and Carrizo will continue to operate as separate companies. It remains business as usual for all of us at Callon.

6.	How are we preparing for the integration of the two companies? Should I have discussions with Carrizo employees?

•	In the coming days we will be establishing an integration team with representatives of both companies to plan for the integration of our employees, systems and processes.

•

All integration efforts will be coordinated by the integration team. Unless your job duties include communications with Carrizo employees in the ordinary course of business, you should only have discussions with Carrizo employees if specifically directed to do so by a member of the integration team.

7.	Will the transaction impact our planned moves for the Houston and Midland offices?

•

The Houston office move to BriarLake Plaza will occur on July 26 as planned. We’re excited about this new space and have been thoughtful about building out a collaborative and comfortable space for Callon today. But it’s too soon to know what the Houston office space needs will be for the combined company. We know that is a very important question for everyone and will be focused on that in the coming weeks.

•

As announced last week, we have signed a lease for a new, larger office space in Midland with a move planned for early 2020. This new space will be large enough to accommodate the Midland-based employees of the combined company.

8.	What will happen to my stock ownership in Callon?

•	There will be no changes to your stock ownership in Callon as a result of this transaction.

9.	What should I say if I’m asked about the transaction?

•	Consistent with our policy, if you receive any inquiries from the media or investors, please refer them to Mark Brewer at mbrewer@callon.com or 281-589-5279.

•	Please refrain from posting or responding to comments related to the proposed transaction on social media or industry or financial chat rooms or web sites.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

Additional Information and Where to Find It

In connection with the proposed transaction, Callon and Carrizo intend to file materials with the SEC, including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. After the Registration Statement is declared effective by the SEC, Callon and Carrizo intend to mail a definitive proxy statement/prospectus to stockholders of Callon and shareholders of Carrizo. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the Securities and Exchange Commission (the “SEC”) and send to Callon’s stockholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com.

Participants in the Proxy Solicitation

Callon, Carrizo and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

# Creating a Leading Oil and Gas Company with Scaled Development Operations in the Permian Basin and Eagle Ford Shale

CALLON PETROLEUM

CARRIZO

## THE PREMIER TEXAS OPERATOR



**MIDLAND BASIN**

- Multi-interval, mid-cycle manufacturing mode with high return inventory

**DELAWARE BASIN**

- Long-term growth driver shifting into development mode
- Capital intensity mitigated via scaled sim-ops development
- Ample organic inventory upside through stacked pay delineation

**EAGLE FORD**

- Mature cash flow machine with repeatable, low-risk, reinvestment inventory

**HOUSTON HEADQUARTERS**

- Houston-based company focused on the development of premier Texas shale assets
- All core operating areas transitioning to large scale development on established infrastructure footprints
- Comparably high-return, de-risked location inventories with meaningful organic growth potential through delineation upside

## COMBINED COMPANY BY THE NUMBERS

**9-10** TOTAL RIGS DURING 2020

**2.5K** TOTAL NET HORIZONTAL DRILLING LOCATIONS

**100K+** BOE/D PRODUCTION 71% OIL

**200K** NET ACRES IN THE PERMIAN BASIN AND EAGLE FORD SHALE

## TRANSFORMATIONAL TRANSACTION THAT DELIVERS SIGNIFICANT VALUE FOR STAKEHOLDERS OF BOTH COMPANIES THROUGH:

| | |
|---|---|
| **INCREASED SCALE** | Expands footprint in the Permian Basin and Eagle Ford Shale to drive production growth, realize supply chain savings and sustain simultaneous operations initiatives |
| **EXPANDED PORTFOLIO** | Integrates and delineates inventory of core Permian and Eagle Ford locations that compete for capital to drive substantial upside |
| **ACCELERATED FREE CASH FLOW GENERATION** | Expected to be immediately accretive to free cash flow per share in 2020, with positive free cash flow generation of over $100M based on current strip pricing |
| **FINANCIAL FLEXIBILITY** | Accelerates deleveraging initiatives and maintains a strong credit profile and pro forma liquidity to fund future growth and development |
| **SUSTAINABLE SYNERGIES** | Expected to generate $100M-125M in annual run-rate synergies; opportunities for additional synergies to be realized over time |

## TRANSACTION TERMS

**TRANSACTION VALUE**

$3.2B

**CONSIDERATION**

**2.05** Callon shares for each share of Carrizo common stock

**OWNERSHIP**

**54%** Callon

**46%** Carrizo

**EXPECTED CLOSE**

During Q4 2019

## GOVERNANCE & LEADERSHIP

**BOARD OF DIRECTORS**

**11** members

**8** from Callon

**3** from Carrizo

**MANAGEMENT**

Maintain Callon's executive management team

**HEADQUARTERS**

Houston, TX

## UNITING TWO CULTURES GROUNDED IN STRONG SHARED VALUES

RESPONSIBILITY

INTEGRITY

DRIVE

Creating A Leading Oil and Gas Company with Scaled Development Operations in the Permian Basin and Eagle Ford Shale No Offer or Solicitation Communications in this communication do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communication in this communication do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo Oil & Gas, Inc. Additional Information and Where to Find It In connection with the proposed transaction, Callon Petroleum Company (“Callon”) and Carrizo intend to file materials with the SEC, including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. After the Registration Statement is declared effective by the SEC, Callon and Carrizo intend to mail a definitive proxy statement/prospectus to stockholders of Callon and shareholders of Carrizo. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the Securities and Exchange Commission (the “SEC”) and send to Callon’s stockholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@ callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com. Participants in the Proxy Solicitation Callon, Carrizo and their respective directors and certain of their executive oficers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive oficers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive oficers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above. Cautionary Statement Regarding Forward-Looking Information Certain statements in this news release concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at www. carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Supplemental Non-GAAP Financial Measures This communication includes non-GAAP measures, such as adjusted EBITDA, Free Cash Flow and other measures identified as non-GAAP. Management also uses adjusted EBITDAX, which reflects adjusted EBITDA plus exploration and abandonment expense. Reconciliations are available in the press release related to the transaction issued on July 15, 2019. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization, asset retirement obligation accretion expense, exploration expense, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and natural gas properties, non-cash equity based compensation, other income, gains and losses from the sale of assets and other non-cash operating items. Management believes adjusted EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of adjusted EBITDA. Our communication of adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Free Cash Flow is also a supplemental non-GAAP financial measure that is used by management and external users of our financial statements to assess our liquidity. We define Free Cash Flow as net cash provided by operating activities less capital expenditures attributable to continuing operations. Management believes that Free Cash Flow provides useful information in assessing the impact of our ability to generate cash flow in excess of capital requirements and to return cash to shareholders. Free cash Flow should not be considered as an alternative to net cash provided by operating activities or any other measure of liquidity in accordance with GAAP. We have not provided a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. We are unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. We are unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day, months in advance.